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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 30, 1999

                            BROOKS AUTOMATION, INC.
                            -----------------------
            (Exact Name Of Registrant As Specified In Its Charter)

                                   DELAWARE
                                   --------
                (State or Other Jurisdiction of Incorporation)

        0-25434                                        04-3040660
        -------                                        ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)

15 Elizabeth Drive, Chelmsford, Massachusetts                         01824
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  (Address of Principal Executive Offices)                          (Zip Code)

                                (978) 262-2400
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.   ACQUISITION
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     On June 30, 1999, the Registrant purchased, for an aggregate purchase price of $2,841,754.00 (the "Purchase Price"), substantially all of the assets and certain liabilities of (i) Domain Manufacturing Corporation, a Delaware corporation ("DMC"); (ii) Domain Manufacturing SARL, a wholly-owned subsidiary of DMC organized under the laws of the Republic of France; and (iii) three foreign subsidiaries of a corporation affiliated with DMC. The Registrant previously purchased all of the properties, assets and business used by DMC in the conduct of its Patterns product line business for a purchase price of $1,000,000.00. The assets purchased from DMC on June 30, 1999 included intellectual property, accounts receivable and office equipment. These assets were used by DMC and its affiliated subsidiaries in connection with the conduct of its business as a developer of data analyses, advanced process control and process development solutions (the "Business"). The Registrant intends to continue to use these assets in connection with its conduct of the Business.
The Purchase Price was paid out of working capital and was determined according to the book value of the assets as of April 30, 1999. The terms of the asset purchase are more fully described in the Assets for Cash Purchase Agreement dated as of June 23, 1999 (the "Agreement") by and among the Registrant, DMC and Domain Solutions Corporation, a Delaware corporation and parent of DMC ("DSC"). The Registrant, DMC and DSC have agreed that $ 500,000.00 of the Purchase Price will be retained by the Registrant pending the issuance of a letter of credit in favor of the Registrant by BankBoston N.A. as security for claims for indemnification under the Agreement by the Registrant against DSC. There is no material relationship between either DMC or DSC and the Registrant or any affiliate, director or officer of the Registrant or any associate of any such director or officer. The terms of this transaction and the consideration received by DMC were as a result of arm's length negotiations between representatives of DSC, DMC and the Registrant.


ITEM 7.   EXHIBITS
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               1    Assets for Cash Purchase Agreement dated as of June 23, 1999 among the Registrant, DSC and DMC.

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 14, 1999                        BROOKS AUTOMATION, INC.

                                             By:  /s/ Ellen B. Richstone
                                                  ------------------------
                                                  Ellen B. Richstone
                                                  Chief Financial Officer

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